AEGIS AUTO FUNDING CORP. IV,
       a Delaware Corporation, Seller


                     and

      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION,
         Trustee and Backup Servicer



       POOLING AND SERVICING AGREEMENT


           Dated as of May 1, 1997




               $38,462,366.44


     AEGIS AUTO RECEIVABLES TRUST 1997-3

         AUTOMOBILE RECEIVABLE PASS-
THROUGH CERTIFICATES




                         TABLE OF CONTENTS


                                                               Page

ARTICLE I.   CREATION OF TRUST                                    1

ARTICLE II.  CONVEYANCE OF RECEIVABLES                            1

ARTICLE III. ACCEPTANCE BY TRUSTEE                                3

ARTICLE IV.  INCORPORATION OF STANDARD TERMS AND CONDITIONS        3

ARTICLE V.   SPECIAL DEFINITIONS AND TERMS                         4

ARTICLE VI.  ADDITIONAL SELLER REPRESENTATIONS                     5

ARTICLE VII  CERTIFICATE DELIVERY AND REGISTRATION                 5

ARTICLE VIII.APPLICATION OF PROCEEDS                               6

TESTIMONIUM

                            SIGNATURES

APPENDIX A  Schedule of Receivables

APPENDIX B  Standard Terms and Conditions

APPENDIX C  Risk Default Insurance Policy Endorsement

APPENDIX D  VSI Insurance Policy Endorsement

APPENDIX E  Direction as to Registration of Certificates

APPENDIX F  General Certificate of Aegis Auto Funding Corp. IV

APPENDIX G  Form of Term Note


                      POOLING AND SERVICING AGREEMENT

     This POOLING AND SERVICING
AGREEMENT is dated as of May 1, 1997 (this
"Agreement") among Aegis Auto Funding Corp.
IV, a Delaware corporation, as Seller (the "Seller") and Norwest Bank Minnesota, National Association, a national banking association, as trustee for the Trust (the "Trustee") and as Backup Servicer (the
"Backup Servicer") and is made with respect to the formation of the Aegis Auto Receivables Trust
1997-3 (the "Trust").

     WHEREAS, the Seller and the Trustee
desire to form a trust pursuant to the Master Trust
Agreement dated as of March 1, 1997 (the "Master
Trust Agreement") by and between the Seller and the Trustee, and provide for the issuance of a series of Automobile Pass-Through Certificates by such trust;

     NOW, THEREFORE, in consideration of
the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                 ARTICLE I

                             CREATION OF TRUST

     Upon the execution of this Agreement by the parties hereto, there is hereby created the Aegis
Auto Receivables Trust 1997-3. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

                                ARTICLE II

                         CONVEYANCE OF RECEIVABLES


     Section 2.01.  Conveyance by Seller.

          (a)  In consideration of the
     Trustee's delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate
     Principal Balance of the Initial Receivables, the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):


                (i)  all right, title and
                interest of the Seller in and
                to the Initial Receivables
                identified on Appendix A
                hereto, all Excess Interest
                Collections thereon and all
                other moneys received
                thereon on and after the
                Cutoff Date;

                (ii)     the interest of the
                Seller in the security
                interests in the Financed
                Vehicles granted by the
                Obligors pursuant to the
                Initial Receivables;

                (iii)    the interest of the
                Seller in any Risk Default
                Insurance Proceeds and any
                proceeds from claims on
                any Insurance Policies
                (including the VSI
                Insurance Policy) covering
                the Initial Receivables, the
                Financed Vehicles or the
                Obligors from the Cutoff
                Date;

                (iv)     the right of the Seller
                to realize upon any
                property (including the
                right to receive future
                Liquidation Proceeds) that
                shall have secured an
                Initial Receivable and have
                been repossessed by or on
                behalf of the Trust;

                (v) the interest of the
                Seller in any Dealer
                Recourse relating to the
                Initial Receivables;

                (vi)     all right, title and
                interest of the Seller in and
                to the Purchase Agreement;
                and

                (vii)    the proceeds of any
                and all of the foregoing.

          (b)  [RESERVED]

     Section 2.02.  Nature of Conveyance.  It is
the intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses
(i) through (vii) of Section 2.01(a) (collectively, the
"Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security interest in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Lock-Box Account, the Collection Account and the Certificate Account, said security interest to be effective from the date of execution of this Agreement.

     The Trustee and the Certificateholders
acknowledge and agree that the Seller is the holder of the Residual Interest.

                                ARTICLE III

                           ACCEPTANCE BY TRUSTEE

     The Trustee, on behalf of the Trust, hereby accepts all consideration conveyed by the Seller pursuant to Article II, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future
Certificateholders, subject to the terms and provisions of this Agreement and the Master Trust
Agreement.

                                ARTICLE IV

                      INCORPORATION OF STANDARD TERMS
AND CONDITIONS

     This Agreement hereby incorporates by
reference the Standard Terms provided for by the Master Trust Agreement in the form attached hereto as Appendix C, except to the extent expressly modified hereby.

                                 ARTICLE V

                       SPECIAL DEFINITIONS AND TERMS

     Section 5.01.  Special Definitions.
Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Standard
Terms. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Backup Servicer Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding
Pool Balance as of the first day of the preceding
Collection Period or, in the case of the first
Distribution Date, as of the Closing Date.

     "Class A Percentage" means 64.99922%.

     "Class A Rate" means 7.245% of interest
per annum.

     "Class B Percentage" means 35.00078%.

     "Class B Rate" means 13.774% of interest per annum; provided, however that if a Credit
Enhancement Event shall have occurred, "Class B
Rate" shall mean 12.845%.  A "Credit
Enhancement Event" shall have occurred if, within 90 days of the Closing Date, the Seller notifies the Trustee and the Certificateholders that a Credit
Enhancement Fee shall be payable to the Credit
Enhancer in connection with the credit enhancement of the Class A Certificates or any commercial paper issued to fund the purchase of the Class A
Certificates.

     "Closing Date" means May 12, 1997.

     "Credit Enhancement Event" shall have the meaning set forth in the definition of "Class B
Rate".

     "Credit Enhancement Fee" means, with
respect to any Distribution Date, one-twelfth of the product of 0.50% per annum times the Class A
Percentage of the Pool Balance as of the end of the preceding Distribution Date, payable to the Credit
Enhancer after a Credit Enhancement Event shall have occurred.

     "Custodian Fee" means $1.75 per file
boarded.

     "Cutoff Date" means May 1, 1997.

     "Discount Rate" means 14.0% per annum.

     "Final Scheduled Distribution Date" means
November 20, 2002.

     "Initial Distribution Date" means June 20,
1997.

     "Original Class Certificate Balance" means, as to the Class A Certificates, $25,000,000, and as to the Class B Certificates, $13,462,000.00.

     "Reserve Fund Initial Deposit" means Term
Notes, as such term is defined in Section 3.2(b) of the Master Trust Agreement, with an initial price of $727,904.87.

     "Trustee Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i)
0.02% per annum and (ii) the aggregate Class
Certificate Balance as of the close of business on the preceding Distribution Date (or, in the case of the Initial Distribution Date, the original aggregate
Class Certificate Balance).

     Section 5.02.  Special Terms.   (a) Term
Note.   On the Closing Date, the Reserve Fund
Initial Deposit shall be invested in a Term Note of The Aegis Consumer Funding Group, Inc., substantially in the form of Appendix G hereto.

         (b)    [Reserved]

                                ARTICLE VI

                     ADDITIONAL SELLER REPRESENTATIONS

     The Seller hereby makes the following
additional representations with respect to the
Receivables:

     (i)        Schedule of Receivables.  The
information set forth in Appendix A hereto is true, complete and correct in all material respects as of the opening of business on the applicable Cutoff
Dates, as the case may be, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

     (ii)       Scheduled Payments.  No Receivables
had a payment that was more than 59 days overdue as of the applicable Cutoff Date; and each Receivable has a final scheduled payment due no later than the Final Scheduled Distribution Date.

     (iii)      Insurance Policy Endorsements.
Attached hereto as Appendices E and F,
respectively, are true and correct copies of the endorsements to the Risk Default Insurance Policy and VSI Insurance Policy required by the Standard
Terms.

                                ARTICLE VII

                         CERTIFICATE DELIVERY AND
REGISTRATION


     The Certificates shall be designated as the "Aegis Auto Receivables Trust 1997-3, Automobile
Receivable Pass-Through Certificates, Series 1997-
3" (the "Certificates"), and issued with an initial aggregate Certificate Balance of $38,462,000 in two
Classes as follows: Class A Certificates with an initial Certificate Balance of $25,000,000 and Class
B Certificates with an initial Certificate Balance of $13,462,000.

     The Seller hereby directs the Trustee to register the Certificates in the names and denominations specified in the direction attached hereto as Appendix E, and to execute, authenticate and deliver the Certificates to the initial purchasers specified in such direction upon receipt by the Trustee of the following:

         (i)    $38,583,195.95 in
         immediately available funds from the
         purchasers for the account of the
         Seller;

         (ii)   Investor letters executed by
         each of the initial purchasers;

         (iii)  An executed copy of the
     Supplemental Conveyance from Aegis
     Finance    in the form attached as
                Appendix A to the
                Purchase Agreement with
                respect to the Receivables
                conveyed to the Trust on
                the Closing Date;

         (iv)   An executed copy of the
                certificate of the Seller required by Section
                7 ofthe Master Certificate Purchase
                Agreement substantially in the form
                attached hereto as Appendix F;

         (v)    Executed opinions of
     counsel to the Seller required by Section 7
     of the     Master Certificate Purchase
                Agreement; and

         (vi)   $0.00 in immediately
     available funds from the Seller for deposit to the Collection Account of Excess Interest
     Collections; and

         (vii)  The Reserve Fund Initial
         Deposit.

                               ARTICLE VIII

                          APPLICATION OF PROCEEDS

     The proceeds of the Certificates and such other amounts as indicated below, receipt of which the Trustee hereby acknowledges, shall be applied as follows:

         (i)  $ 0.00 in immediately available
         funds from the Seller for deposit to
         the Collection Account of Excess
         Interest Collections.

         (ii)  $727,904.87 shall be deposited
         into the Reserve Fund as the Reserve
         Fund Initial Deposit; and

         (iii)  $38,583,195.95 shall be paid to
         the Seller or upon the Seller's order.

     IN WITNESS WHEREOF, the parties
hereto have caused this Pooling and Servicing
Agreement to be duly executed by their respective officers as of the day and year first above written.



                                   AEGIS AUTO FUNDING CORP. IV,
                                   as Seller



                                   By:

                                      Name:  Joseph F. Battiato
                                      Title:  Vice President





                                   NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION,
                                   as Trustee and as Backup Servicer



                                   By:

                                      Name:
                                      Title:












                                APPENDIX A

                          SCHEDULE OF RECEIVABLES


               Delivered to the Trustee on the Closing Date

                              (See Attached)





                               APPENDIX B

                       STANDARD TERMS AND CONDITIONS




                                APPENDIX C

              RISK DEFAULT INSURANCE POLICY ENDORSEMENT






                              APPENDIX D

                     VSI INSURANCE POLICY ENDORSEMENT




                                APPENDIX E

$38,462,000
Aegis Auto Receivables Trust 1997-3
Automobile Receivable Pass-Through
Certificates,
                               Series 1997-3

                              DIRECTION AS TO
                       REGISTRATION OF CERTIFICATES

The undersigned purchasers of the above-referenced
Certificates hereby direct the Trustee to register such Certificates in the names and denominations specified below:

                           CLASS A CERTIFICATES

Certificate
Number                         Name           Amount Purchased

     R-1                      IIIFinance Ltd.   $17,500,000
     R-2                      IIIGlobal Ltd     $ 7,500,000

                           CLASS B CERTIFICATES

Certificate
Number                    Name                        Amount Purchased

     R-1                 III LimitedPartnership       $13,462,000

                              Total          $38,462,000

     IN WITNESS WHEREOF, the undersigned
have duly executed this Direction as to
Registration of Certificates as of the date set forth below.

Dated:    May 12, 1997

      IIIFINANCE LTD.


                              By


Name:

Title:


                              III
GLOBAL LTD.


                              By


Name:

Title:


                              III
LIMITED PARTNERSHIP


                              By


Name:

Title:

                                Appendix F

                                $38,462,000
                    Aegis Auto Receivables Trust 1997-3
             Automobile Receivable Pass-Through Certificates,
                               Series 1997-3

                            GENERAL CERTIFICATE
                                    OF
                        AEGIS AUTO FUNDING CORP. IV

          The undersigned, on behalf of Aegis
Auto Funding Corp. IV, a Delaware corporation
("Seller"), hereby certifies this May 12, 1997, as follows in connection with the issuance of the above-referenced Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing
Agreement dated as of April 1, 1997 (the
"Agreement") among the Seller, Norwest Bank
Minnesota, National Association, as backup servicer and Norwest Bank Minnesota, National Association, as Trustee, and the Master Trust Agreement dated as of March 1, 1997 (the "Master Trust
Agreement") between the Seller and the Trustee
(capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms and Conditions attached as Appendix A to the Master Trust Agreement):

          1.   The undersigned has examined
the Agreement, the Master Trust Agreement, the
Purchase Agreement and the Master Certificate
Purchase Agreement.

          2.   The representations and
warranties of the Seller contained in the Agreement, the Master Trust Agreement, the Purchase
Agreement and the Master Certificate Purchase
Agreement are true and correct in all material respects as if made on and as of the date hereof
(except for such representations and warranties specifically made as of another specified date).

          3.   Neither the Seller nor any of
its Affiliates is in default in the performance of any of their respective obligations under the documents mentioned in paragraph 2 above or any other
Pooling and Servicing Agreement executed pursuant to the terms of the Master Trust Agreement.

          4.   The Seller has complied with
all agreements and satisfied all conditions on its part to be performed or satisfied under the documents specified in paragraph 2 above at or prior to the date hereof.

          5.   The Seller did not, either
independently or through any other party, solicit any offer to buy or offer to sell the Certificates or any similar security by means of any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          6.   The Certificates were sold by
the Seller to III Finance Ltd., III Global Ltd. and
III Limited Partnership in a private placement in transactions exempt from the registration requirements of the Act.

          7.   The undersigned is duly
authorized by the Seller to make the foregoing representations on behalf of the Seller and has conducted such investigation and made such inquiries as he has deemed necessary and appropriate in order to make such representations on behalf of the Seller.

     IN WITNESS WHEREOF the undersigned
has signed this General Certificate of Aegis Auto
Funding Corp. IV as of the date first written above.

AEGIS AUTO FUNDING CORP.IV


                              By:
                                __________________________

                                Name:  Joseph F. Battiato
                               Title:  Vice President













                                APPENDIX G


                              PROMISSORY NOTE



$1,538,480.00                                     Dated Date:  May 12, 1997
                                          Maturity Date:  November 20, 2002


     FOR VALUE RECEIVED, The Aegis
Consumer Funding Group, Inc., a Delaware
Corporation (the "Company"), does hereby promise to pay to the order of Aegis Auto Funding Corp.
IV, a Delaware corporation (the "Payee") in lawful money of the United States of America, the principal amount of ONE MILLION FIVE
HUNDRED THIRTY EIGHT THOUSAND FOUR
HUNDRED EIGHTY DOLLARS ($1,538,480) (the
"Principal Amount") on the Maturity Date stated above subject to the conditions described herein.

     Notwithstanding the foregoing, this Note shall, without demand, notice or legal process of any kind, be declared and shall become immediately due and payable upon the occurrence of any of the following events (each a "Bankruptcy Event"): (i) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Company in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty
(30) consecutive days; (ii) the consent by the Company to the appointment of a trustee, conservator, receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Company and involving substantially all of its property; or (iii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition of any applicable bankruptcy, insolvency, or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     If a Bankruptcy Event occurs, the amount immediately due and payable on this Note shall equal the original purchase price hereof
($727,904.87) plus interest accrued on such amount from the Dated Date hereof until such amount is paid in full at the rate of 14% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed and compounded semiannually. The Company hereby promises to pay all costs and expenses incurred in the collection and enforcement of this Note and any appeal of a judgement rendered hereon.

     This Note represents a general unsecured obligation of the Company.







     THIS PROMISSORY NOTE SHALL BE
GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

                                   THE AEGIS CONSUMER FUNDING GROUP,
                                   INC., a Delaware corporation


                                   By:
                                         Name:  Joseph F. Battiato
                                         Title:  President


     PAY TO THE ORDER of Norwest Bank
Minnesota, National Association, as Trustee under that certain Master Trust Agreement between the Trustee and Aegis Auto Funding Corp. IV dated
March 1, 1997, as amended and restated from time to time, without recourse or warranty.

                                   AEGIS AUTO FUNDING CORP. IV


                                   By:
                                        Name:  Angelo R. Appierto
                                        Title:  President



















                             [PROMISSORY NOTE]